NUVEEN MID CAP SELECT FUND

SUPPLEMENT DATED OCTOBER 7, 2013

TO THE PROSPECTUS DATED FEBRUARY 28, 2013

The reorganization of Nuveen Mid Cap Select Fund into Nuveen Symphony Mid-Cap Core Fund is complete. Any references to Nuveen Mid Cap Select Fund in this prospectus are deleted.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-MCSP-1013P